UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2021

MSD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40290	98- 1583537
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 Fifth Avenue, 21st Floor New York, New York	10022
Address of principal executive offices	(Zip Code)

(212) 303-1650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	MSDAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	MSDA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	MSDAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or in Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 24, 2021 (the “Effective Date”), the Registration Statement on Form S-1 (File No. 333-253316) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of MSD Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On March 29, 2021 the Company consummated the IPO of 57,500,000 units (the “Units”), which includes the exercise in full of the underwriters’ option to purchase an additional 7,500,000 Units at the IPO to cover over-allotments. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-fifth of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $575,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated March 24, 2021, among the Company, Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as the representatives of the underwriters named in Schedule I therein (the “Underwriter”), which contains customary representations and warranties and indemnification of the Underwriter by the Company;

●	a Warrant Agreement, dated March 24, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	a Private Placement Warrants Purchase Agreement (the “Private Placement Warrants Agreement”), dated March 24, 2021, between the Company and MSD Sponsor Holdings, LLC (the “Sponsor”), pursuant to which the Sponsor agreed to purchase an aggregate of 8,333,333 private placement warrants (or 9,333,333 private placement warrants in the aggregate if the Over-allotment Option was exercised in full), each whole private placement warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.50 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

●	an Investment Management Trust Agreement, dated March 24, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration and Shareholder Rights Agreement, dated March 24, 2021, between the Company, the Sponsor and certain directors of the Company (the “Holders”), which provides for customary demand and piggy-back registration rights for the Holders, as well as certain transfer restrictions applicable to the Holders with respect to the Company’s securities, and, upon consummation of the Company’s initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

●	a Letter Agreement, dated March 24, 2021, among the Company, the Sponsor, each executive officer and director of the Company, pursuant to which the Sponsor, each executive officer and director of the Company have agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

●	an Administrative Services Agreement, dated March 24, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space and certain secretarial, administrative and other services as may be required by the Company from time to time, in exchange for $10,000 per month until the earlier of the Company’s initial business combination or liquidation; and

●	a Forward Purchase Agreement, dated March 24, 2021, between the Company and MSD Sponsor Holdings, LLC, providing for the purchase of up to $50,000,000 of Units, with each Unit consisting of one Class A Ordinary Share and one-fifth of one redeemable warrant to purchase one Class A Ordinary Share at $11.50 per share, for a purchase price of $10.00 per Unit, in a private placement to occur concurrently with the closing of the Company’s initial business combination.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placements of 9,333,333 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of $14,000,000 (the “Private Placements”). The Private Placement Warrants are substantially similar to the Public Warrants, except that, so long as they are held by the Sponsor or its permitted transferees, the Private Placement Warrants (i) will not be redeemable by us (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) and (iii) together with the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants, subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination (ii) may not (including the Class A ordinary shares issuable upon exercise of the Public Warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants. If we do not complete our initial business combination within 24 months from the closing of this offering, the private placement warrants will expire worthless. The Private Placement Warrants have been issued pursuant to the Private Placement Warrants Agreement and have been issued pursuant to, and are governed by, the Warrant Agreement.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On March 24, 2021, and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01.	Other Events.

On March 24, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

On March 29, 2021, the Company issues a press release announcing the closing of the IPO, a copy of which is attached hereto as Exhibit 99.2, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 24, 2021, among the Company and Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC
3.1	Amended and Restated Memorandum and Articles of Association
10.1	Warrant Agreement, dated March 24, 2021, between Continental Stock Transfer & Trust Company and the Company
10.2	Private Placement Warrants Purchase Agreement, dated March 24, 2021, between the Company and the Sponsor
10.3	Investment Management Trust Account Agreement, dated March 24, 2021, between Continental Stock Transfer & Trust Company and the Company
10.4	Registration and Shareholder Rights Agreement, dated March 24, 2021, among the Company, the Sponsor and certain directors of the Company
10.5	Letter Agreement, dated March 24, 2021, among the Company, the Sponsor and the Company’s executive officers and directors
10.6	Administrative Services Agreement, dated March 24, 2021, between the Company and the Sponsor
10.7	Forward Purchase Agreement, dated March 24, 2021, between the Company and MSD Sponsor Holdings, LLC
99.1	Press Release, dated March 24, 2021
99.2	Press Release, dated March 29, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2021

MSD ACQUISITION CORP.

	By:	/s/ John Cardoso
	Name:	John Cardoso
	Title:	Chief Financial Officer

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